UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2018 (August 7, 2018)

Riviera Resources, Inc.

(Exact name of registrant specified in its charter)

Delaware	333-225927	82-5121920
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Travis Street Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(281) 840-4000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On August 7, 2018 (the “Distribution Date”), Linn Energy, Inc. (“Linn”) completed the previously announced spin-off of Riviera Resources, Inc. (“Riviera or the “Company”) from Linn through the pro rata distribution of all of the shares of the Company’s outstanding common stock (“Riviera Common Stock”) to Linn’s stockholders (the “Spin-Off”). In conjunction with the completion of the Spin-Off, the Company entered into a Separation and Distribution Agreement, a Tax Matters Agreement and Transition Services Agreement with Linn to govern the relationship of the parties following the Spin-Off.

Separation and Distribution Agreement

On the Distribution Date, the Company entered into the Separation and Distribution Agreement with Linn that provided for the allocation of assets and liabilities between the Company and Linn and establishes certain rights and obligations between the parties following the Spin-Off.

Transfer of Assets and Assumption of Liabilities. The Separation and Distribution Agreement provided for the transfers of assets and assumptions of liabilities that are necessary in connection with the Spin-Off so that (i) the Company was allocated all of the pre-Spin-Off assets and related liabilities of Linn, other than Linn’s 50% equity interest in Roan Resources, LLC (“Roan”) and any related liabilities, and (ii) Linn was allocated Linn’s 50% equity interest in Roan and any related liabilities. In particular, the Separation and Distribution Agreement provided that, subject to the terms and conditions contained in the Separation and Distribution Agreement:

•	“Riviera assets”, including, but not limited to, the following were retained by or transferred to the Company:

•	all of the equity interests of each subsidiary of Linn, other than Roan;

•	any and all assets reflected on the audited consolidated balance sheet of the Company;

•	all of the pre-Spin-Off assets of Linn, other than Linn’s 50% equity interest in Roan and certain other immaterial assets; and

•	any and all other assets primarily relating to or used in the business of Linn prior to the Spin-Off, other than the Roan business.

•	“Riviera liabilities”, including, but not limited to, the following were retained by or transferred to Riviera:

•

any and all liabilities (whether accrued, contingent or otherwise, and subject to certain exceptions) to the extent primarily related to, arising out of or resulting from (a) the operation or conduct of the business of Linn prior to the Spin-Off, other than the Roan business, or (b) the Riviera assets;

•

any and all liabilities (whether accrued, contingent or otherwise) relating to, arising out of, or resulting from any indebtedness of the Company or any indebtedness secured by any of the Riviera assets; and

•

any and all liabilities (whether accrued, contingent or otherwise) reflected on the audited consolidated balance sheet of the Company included in the prospectus dated July 26, 2018 and filed with the Securities and Exchange Commission (the “SEC”) on that date pursuant to Rule 424(b) (the “Prospectus”).

•

“Linn liabilities”, referring generally to all liabilities (whether accrued, contingent or otherwise, and subject to certain exceptions) related to Linn’s 50% equity interest in Roan, were retained by Linn.

The allocation of liabilities with respect to taxes were solely covered by the Tax Matters Agreement, described below.

Further Assurances. To the extent that any transfers of assets or assumptions of liabilities contemplated by the Separation and Distribution Agreement have not been consummated on or prior to the Distribution Date, the parties agreed to cooperate with each other and use commercially reasonable efforts to effect such transfers or assumptions as promptly as practicable following the Distribution Date.

Representations and Warranties. In general, neither the Company nor Linn made any representations or warranties regarding any assets or liabilities transferred or assumed, any consents or approvals that may be required in connection with such transfers or assumptions, the value or freedom from any lien or other security interest of any assets transferred, the absence of any defenses relating to any claim of either party or the legal sufficiency of any conveyance documents, or any other matters. Except as expressly set forth in the Separation and Distribution Agreement, any ancillary agreement or other specified agreements, all assets were (and if applicable, will be) transferred on an “as is,” “where is” basis.

The Distribution. The Separation and Distribution Agreement governs certain rights and obligations of the parties regarding the Spin-Off and certain actions that occurred prior to the Spin-Off, such as the election of officers and directors and the adoption of the Company’s certificate of incorporation (the “Certificate of Incorporation”) and bylaws (the “Bylaws”), as described in Item 5.03 below. Prior to the Spin-Off, the Company delivered all the issued and outstanding shares of Riviera Common Stock to the distribution agent. Following the Distribution Date, the distribution agent electronically delivered the shares of Riviera Common Stock to Linn’s stockholders based on each holder of Linn common stock receiving one share of Riviera Common Stock for each share of Linn common stock held as of August 3, 2018 (the “Record Date”).

Release of Claims and Indemnification. The Company and Linn agreed to broad releases pursuant to which they each released the other and certain related persons specified in the Separation and Distribution Agreement from any claims against any of them that arise out of or relate to events, circumstances or actions occurring or failing to occur or alleged to occur or to have failed to occur or any conditions existing or alleged to exist at or prior to the time of the Spin-Off. These releases are subject to certain exceptions set forth in the Separation and Distribution Agreement and ancillary agreements.

The Separation and Distribution Agreement provides for cross-indemnities that, except as otherwise provided in the Separation and Distribution Agreement, are principally designed to place financial responsibility for the obligations and liabilities of the Company’s business with the Company, and financial responsibility for the obligations and liabilities of the Roan business with Linn. Specifically:

•

Linn will and will cause its subsidiaries to indemnify, defend and hold harmless the Company, its subsidiaries and each of their respective affiliates (and the respective directors, officers, employees and agents and each of the heirs, executors, successors and assigns of any of the foregoing) from all indemnifiable losses of such indemnitees, arising out of, by reason of or otherwise in connection with (a) the Linn liabilities, (b) any misstatement of or omission to state a material fact contained in the Company’s or its subsidiaries’ public filings, only to the extent the misstatement or omission is based upon written information that was furnished by Linn or its subsidiaries (or incorporated by reference from a filing of Linn or its subsidiaries) and then only to the extent the statement or omission was made or occurred after the Spin-Off and relates to Roan or its business, or (c) any breach by Linn or its subsidiaries of any provision of the Separation and Distribution Agreement or any ancillary agreement unless such ancillary agreement expressly provides for separate indemnification therein, in which case any such indemnification claims will be made thereunder; and

•

the Company will and will cause its subsidiaries to indemnify, defend and hold harmless Linn, its subsidiaries and each of their respective affiliates (and the respective directors, officers, employees and agents and each of the heirs, executors, successors and assigns of any of the foregoing) from all indemnifiable losses of such indemnitees, arising out of, by reason of or otherwise in connection with (a) the Riviera liabilities, (b) any misstatement of or omission to state a material fact contained in Linn’s or its subsidiaries’ public filings, only to the extent the misstatement or omission is based upon written information that was furnished by the Company or its subsidiaries (or incorporated by reference from a filing of the Company or its subsidiaries), (c) any breach by the Company of any provision of the Separation and Distribution Agreement or any ancillary agreement unless such ancillary agreement expressly provides for separate indemnification therein, in which case any such indemnification claims will be made thereunder, or (d) any claims, demands or liabilities (whether accrued, contingent or otherwise) arising out of the Spin-Off that would not otherwise constitute Linn liabilities, including (without limitation) any claims or demands made by any shareholder of the Company or Linn.

The amount of each party’s indemnification obligations will be subject to reduction by any insurance proceeds received by the party being indemnified. The Separation and Distribution Agreement also specifies procedures with respect to claims subject to indemnification and related matters. Indemnification with respect to taxes is governed solely by the Tax Matters Agreement.

Other Matters Governed by the Separation and Distribution Agreement. The Separation and Distribution Agreement includes customary covenants regarding access to information, maintenance of insurance, dispute resolution, confidentiality, and treatment of expenses to be incurred by Linn prior to any consolidation with Roan (including advancement and reimbursement provisions).

The foregoing description of the Separation and Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation and Distribution Agreement, a copy of which is attached as Exhibit 2.1 hereto and incorporated by reference herein.

Tax Matters Agreement

On the Distribution Date, the Company entered into a Tax Matters Agreement with Linn that governs the respective rights, responsibilities and obligations of the Company and Linn after the Spin-Off with respect to tax liabilities and benefits, tax contests and other tax sharing regarding U.S. federal, state, local and foreign income taxes, other tax matters and related tax returns. Because the Company was previously a subsidiary of Linn, it had and continues to have several liability with Linn to the IRS for the combined U.S. federal income taxes of the Linn consolidated group relating to the taxable periods in which the Company was part of that group (including any U.S. federal income taxes arising as a result of the Spin-Off). The Tax Matters Agreement specifies the portion of this tax liability for which the parties will bear responsibility and generally provides that the Company is liable for substantially all such liabilities. Although valid as between the parties, the Tax Matters Agreement will not be binding on the IRS.

The foregoing description of the Tax Matters Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Tax Matters Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Transition Services Agreement

On the Distribution Date, the Company entered into a Transition Services Agreement with Linn under which the Company will provide Linn with certain services for a limited time to help ensure an orderly transition following the Spin-Off.

Pursuant to the Transition Services Agreement, the Company agreed to provide Linn with certain finance, financial reporting, information technology, investor relations, legal, payroll, tax and other services. The Company will reimburse Linn for, or pay on Linn’s behalf, all direct and indirect costs and expenses incurred by Linn during the term of the agreement in connection with the fees for any such services. In addition, from time to time during the term of the agreement, the Company and Linn may mutually agree on additional services to be provided.

The services to be provided by the Company under the Transition Services Agreement will, subject to certain exceptions, be provided to Linn following the Spin-Off until the earlier of (x) December 31, 2018 or (y) the closing date as set forth in any reorganization agreement entered into by and between Linn and Roan. Linn may terminate any services upon 30-days advance notice to the Company. Each party also has the right to terminate the agreement if the other party breaches any of its obligations under the agreement, subject to providing notice and opportunity to cure, solely with respect to service or services impacted by the breach.

The Company agreed to provide the services in a professional and workmanlike manner, and at a level of service substantially similar to the level of service with which the services were provided to Linn (where applicable) since August 31, 2017.

The Transition Services Agreement generally provides that each party will bear its own risks with respect to the receipt and provision of the transition services, with limited exceptions for items such as the other party’s gross negligence or willful misconduct.

The foregoing description of the Transition Services Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Services Agreement, a copy of which is attached as Exhibit 10.2 hereto and incorporated by reference herein.

Registration Rights Agreement

On the Distribution Date, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with certain of its stockholders that own at least 10% of the Riviera Common Stock or that are otherwise reasonably determined to be affiliates of the Company (collectively, the “Registration Rights Holders”).

The Registration Rights Agreement requires the Company, within 60 calendar days following the Distribution Date, subject to certain exceptions, to file a shelf registration statement that includes the Registrable Securities (as defined in the Registration Rights Agreement) whose inclusion has been timely requested. The Registration Rights Agreement also provides the Registration Rights Holders the ability to demand registrations or underwritten shelf takedowns subject to certain requirements and exceptions. In addition, if the Company proposes to register shares of Riviera Common Stock in certain circumstances, the Registration Rights Holders will have certain “piggyback” registration rights, subject to restrictions set forth in the Registration Rights Agreement, to include their shares of the Riviera Common Stock in the registration statement.

The Registration Rights Agreement also provides that (a) for so long as the Company is subject to the requirements to publicly file information or reports with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company will use best efforts to timely file all information and reports with the SEC and comply with all such requirements, and (b) if the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, make available information necessary to comply with Section 4(a)(7) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 144 and Rule 144A, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable such Registration Rights Holder to sell Registrable Securities without registration under the Securities Act.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached as Exhibit 10.3 hereto and incorporated by reference herein.

Omnibus Incentive Plan

Immediately prior to the Spin-Off on the Distribution Date, the Riviera Resources 2018 Omnibus Incentive Plan (the “Omnibus Plan”) became effective following its approval and adoption by the Company’s Board of Directors and sole stockholder. A description of the material terms of the Omnibus Incentive Plan are contained in the Prospectus under the sections titled “Executive Compensation—Riviera Management Incentive Plan,” which description is incorporated herein by reference.

The foregoing description of the Omnibus Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Omnibus Incentive Plan, a copy of which is attached as Exhibit 10.4 hereto and incorporated by reference herein.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Indemnity Agreements

On the Distribution Date, the Company entered into individual indemnity agreements with each of the executive officers and directors of the Company. The indemnity agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liability that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The Company may enter into indemnity agreements with any future directors or executive officers.

The foregoing description of the form of indemnity agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of indemnity agreement, a copy of which is attached as Exhibit 10.5 hereto and incorporated by reference herein.

Spin-Off Compensation Arrangements

Certain of the Company’s named executive officers held Linn equity awards immediately prior to the Spin-Off. On the Distribution Date, (i) each of the Company’s named executive officers who held then-outstanding Linn restricted stock units received one restricted stock unit with respect to the Riviera Common Stock in respect of each such outstanding Linn restricted stock unit, (ii) all of such named executive officers’ outstanding but unvested Linn restricted stock units fully vested, without pro-ration, and were settled in Linn common stock, and (iii) David B. Rottino, President and Chief Executive Officer of the Company, fully vested in his existing shares of restricted Linn common stock and received a corresponding number shares of Riviera restricted common stock (which will be subject to the same vesting conditions as were applicable to the corresponding shares of restricted Linn common stock). The Riviera restricted stock units will continue to vest subject to, and in accordance with, the terms applicable to the corresponding Linn restricted stock units and were not subject to acceleration in connection with the Spin-Off.

In addition, as previously disclosed by Linn, Mr. Rottino and certain former executives of Linn (collectively, the “Linn Executives”) had the contractual right to make a one-time election to sell a portion of their vested shares of Linn common stock (including those that vested in connection with any termination of employment) to Linn. On the Distribution Date, immediately prior to the consummation of the Spin-Off and in accordance with the exercise of such elections, Linn purchased from the Linn Executives and immediately cancelled 2,477,834 shares of Linn common stock (the “Repurchased Shares”) pursuant to the terms of the Linn Executives’ existing separation or other arrangements. No shares of Riviera common stock were distributed in respect of any Repurchased Shares.

Certain Relationships and Related Party Transactions

The transaction described under the heading “Registration Rights Agreement” in Item 1.01 may be deemed to be related party transactions. As such, the disclosure contained therein is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Distribution Date, prior to the consummation of the Spin-Off, Riviera Resources, LLC (the “LLC”) filed a certificate of conversion (the “Conversion Certificate”), pursuant to which the LLC converted from a Delaware limited liability company to a Delaware corporation named “Riviera Resources, Inc.” In connection with such conversion, the Company filed the Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Also on the Distribution Date, the Company adopted the Bylaws. Descriptions of the material provisions of the Certificate of Incorporation and the Bylaws are contained in the Company’s registration statement on Form S-8 filed with the SEC on the Distribution Date, which description is incorporated herein by reference.

The foregoing description of the Conversion Certificate, Certificate of Incorporation and Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Conversion Certificate, Certificate of Incorporation and Bylaws, copies of which are attached as Exhibits 3.1, 3.2 and 3.3 hereto, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On the Distribution Date, Linn issued a press release announcing the completion of the Spin-Off. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1#	Separation and Distribution Agreement, dated August 7, 2018, between Linn Energy, Inc. and Riviera Resources, Inc.

3.1	Certificate of Conversion of Riviera Resources, LLC.

3.2	Certificate of Incorporation of Riviera Resources, Inc. (incorporated by reference to Exhibit 4.1 of the Company’s Registration Statement on Form S-8 filed on August 7, 2018).

3.3	Bylaws of Riviera Resources, Inc. (incorporated by reference to Exhibit 4.2 of the Company’s Registration Statement on Form S-8 filed on August 7, 2018).

10.1	Tax Matters Agreement, dated August 7, 2018, between Linn Energy, Inc., Riviera Resources, Inc. and the subsidiaries of Riviera Resources, Inc. party thereto.

10.2	Transition Services Agreement, dated August 7, 2018, between Linn Energy, Inc. and Riviera Resources, Inc.

10.3	Registration Rights Agreement, dated as of August 7, 2018, among Riviera Resources, Inc. and the holders party thereto.

10.4	Riviera Resources, Inc. 2018 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.1 of the Company’s Registration Statement on Form S-8 filed on August 7, 2018).

10.5	Form of Indemnity Agreement between Riviera Resources, Inc. and the directors and officers of Riviera Resources, Inc. (incorporated by reference to Exhibit 10.4 of the Company’s Registration Statement on Form S-8 filed on August 7, 2018).

99.1	Press release, dated August 7, 2018, issued by Linn Energy, Inc.

#	Pursuant to Item 601(b)(2) of Regulation S-K, the registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2018	RIVIERA RESOURCES, INC.

	By:	/s/ David B. Rottino
		Name:	David B. Rottino
		Title:	President and Chief Executive Officer